                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       PREMIER FINANCIAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         PREMIER FINANCIAL BANCORP, INC.

                             115 N. HAMILTON STREET
                                  P.O. BOX 1485
                           GEORGETOWN, KENTUCKY 40324

J. HOWELL KELLY
PRESIDENT AND CHIEF
  EXECUTIVE OFFICER

                                  May 10, 1999

Dear Fellow Shareholder:

     It is my pleasure to invite you to attend the Premier Financial Bancorp, Inc. 1999 Annual Meeting of Shareholders. The meeting will be held on Tuesday, June 8, 1999 at 10:30 a.m. (EDT) at Premier's principal office at 115 N. Hamilton Street, Georgetown, Kentucky.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be dealt with at the meeting. As part of the meeting, we will present a brief report on the Company's business, and directors and officers will be available to respond to your questions.

     Whether or not you plan to attend the meeting, your vote is very important. Please cast your vote regardless of the number of shares you hold. Many of you will have the option to cast your proxy vote by telephone if your proxy card or voting instruction form includes instructions and a toll-free telephone number to do so. This is a quick and easy way for you to submit your proxy. I urge you to take a moment to use the toll-free telephone number, or sign, date, and promptly return the enclosed proxy card or voting form in the postage-paid envelope provided, in order to be certain your shares are represented at the meeting.

     I look forward to seeing you on May 10.

                                       Sincerely,


                                       /s/ J. HOWELL KELLY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         PREMIER FINANCIAL BANCORP, INC.
                                  TO BE HELD ON
                                  JUNE 8, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Premier Financial Bancorp, Inc. will be held at its principal offices located at 115 North Hamilton, Georgetown, Kentucky on Tuesday, June 8, 1999 at 10:30 a.m, Eastern Daylight Time, for the following purposes:

     (1) To elect eight (8) directors to serve until the year 2000 Annual Meeting of Shareholders and until their successors are elected and qualified;

     (2) To ratify the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants for the 1999 fiscal year; and

     (3) To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 27, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the meeting.

     EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. SHAREHOLDERS ATTENDING THE MEETING IN PERSON MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY SENT IN A PROXY.

                                       By Order of the Board of Directors.


                                       /s/ E.V. HOLDER, JR.

                                       E.V. Holder, Jr., Secretary

Georgetown, Kentucky
May 10, 1999

                         PREMIER FINANCIAL BANCORP, INC.
                             115 N. HAMILTON STREET
                           GEORGETOWN, KENTUCKY 40324

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  JUNE 8, 1999

                                ----------------


                                  INTRODUCTION

     This Proxy Statement is being furnished to shareholders of Premier Financial Bancorp, Inc., a Kentucky corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's outstanding shares of common stock, $1.00 par value per share (the "Common Stock"), as of the close of business on April 27, 1999, for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Tuesday, June 8, 1999 at 10:30 a.m (Eastern Daylight
Time) at the Company's principal office, and at any adjournment or postponement thereof. The Company's principal office is located at 115 N. Hamilton Street, Georgetown, Kentucky 40324. The date of this Proxy Statement is May 10, 1999.

PURPOSES OF THE ANNUAL MEETING

     At the Annual Meeting, holders of shares of Common Stock will be asked to consider and vote upon the following matters:

          (1) The election of eight directors of the Company who will serve until the Year 2000 Annual Meeting and until their successors are elected and qualified;

          (2) The ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants for the fiscal year ending December 31, 1999; and

          (3) The transaction of such other business as may properly come before the Annual Meeting.

     The Board of Directors has unanimously recommended that shareholders vote "FOR" the election of the Board of Director's eight nominees for election as directors of the Company, and "FOR" the ratification of the Board of Director's appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants. As of the date of this Proxy Statement, the Board of Directors knows of no other business to come before the Annual Meeting.

                       VOTING RIGHTS AND PROXY INFORMATION

     Only holders of record of shares of Common Stock as of the close of business on April 27, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Common Stock are entitled to one vote per share on any matter, other than the election of directors, that may properly come before the Annual Meeting. In the election of directors, holders of Common Stock have cumulative voting rights whereby each holder is entitled to vote the number of shares of Common Stock held multiplied by eight (the number of directors to be elected at the Annual Meeting), and each holder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As of Record Date there were 5,232,257 shares of Common Stock outstanding.

     Those nominees for election to the Board of Directors receiving the eight highest number of votes in the election of directors will be elected to the Board. The appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants for the 1999 year will be ratified if the votes cast in favor of ratification exceed the votes cast against ratification.

     All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the election of the Board of Director's eight nominees for election as directors of the Company (or, if deemed appropriate by the individuals appointed in the proxies, cumulatively voted for less than all of the Board's nominees to ensure the election of as many of the Board's nominees as possible) and for the ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Company, to the attention of E.V. Holder, Jr., Secretary.

     The Company will bear the cost of this solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock, and will reimburse them for their expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal meeting, mail, telephone, facsimile or other electronic means.

ANNUAL REPORT

     The Company's 1998 Annual Report, which includes audited consolidated financial statements, accompanies this Proxy Statement. The Company will furnish without cost to any shareholder, upon request, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests should be in writing and directed to J. Howell Kelly, President, Premier Financial Bancorp, Inc.,P.O. Box 1485, Georgetown, Kentucky 40324-1485.

PRINCIPAL SHAREHOLDERS

     As of March 31, 1999, the following individuals or entities reported beneficial ownership of Common Stock in excess of 5% of the Company's outstanding Common Stock:


NAME AND ADDRESS                         NUMBER OF SHARES              PERCENTAGE OF
OF BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)          OUTSTANDING
                                                                           SHARES
-------------------                      ---------------------         --------------
Marshall T. Reynolds                          559,990                       10.7%
P.O. Box 4040
Huntington, West Virginia 25729

Joan C. Edwards                               363,352                        6.9%
2100 South Ocean Lane
Ft. Lauderdale, Florida 33316

Brinson Partners, Inc                         345,066                        6.6%
209 South LaSalle
Chicago, Illinois  60604

(1) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

                              ELECTION OF DIRECTORS

                                (ITEM 1 ON PROXY)

     A board of eight directors of the Company is to be elected at the Annual Meeting, each of whom is to serve, subject to the provisions of the Company's bylaws, until the year 2000 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. The names of the nominees proposed for election as directors, all of whom are presently directors of the Company, are set forth below and the following information is furnished with respect to each:

                                                                                         COMMON
                                                                     DIRECTOR OF          STOCK             PERCENTAGE
                                                                       COMPANY         BENEFICIALLY             OF
                              PRINCIPAL OCCUPATION                  CONTINUOUSLY         OWNED AS           OUTSTANDING
         NOMINEE                 OR EMPLOYMENT(1)         AGE           SINCE           OF 3/31/99            SHARES
------------------------------------------------------------------------------------------------------------------------
Toney K. Adkins           Vice President -                49          7/12/91             6,180            less than 1%
                          Administration,
                          Champion Industries,
                          Inc. (commercial
                          printing and office
                          supplies)(3)

Gardner E. Daniel         Senior Vice President           63          4/11/95             30,644           less than 1%
                          and Assistant
                          Secretary of the
                          Company; President
                          and Chief Executive
                          Officer of the
                          Company's
                          subsidiaries,
                          Georgetown Bank and
                          Trust Company,
                          Georgetown, Kentucky,
                          and Citizens Bank,
                          Sharpsburg,
                          Kentucky(4)

E.V. Holder, Jr.          Attorney                        66          7/12/91             1,574            less than 1%

Wilbur M. Jenkins         Retired business                71          4/11/95            120,340               2.3%
                          owner (cable
                          manufacturing)

J. Howell Kelly           President and Chief             53          2/14/95           20,570(8)          less than 1%
                          Executive Officer of
                          the Company(5)

Benjamin T. Pugh          Executive Vice                  50          7/12/91           22,644(9)          less than 1%
                          President and
                          Treasurer of the
                          Company; President
                          and Chief Executive
                          Officer of the
                          Company's
                          subsidiaries,
                          Citizens Deposit Bank
                          and Trust Company,
                          Vanceburg, Kentucky,
                          and Bank of
                          Germantown,
                          Germantown, Kentucky;
                          Chairman of Premier
                          Data Services, Inc.(6)

Marshall T.               Chairman and Chief              62          1/19/96            559,990              10.7%
Reynolds                  Executive Officer,
                          Champion Industries,
                          Inc. (commercial
                          printing and office
                          supplies)(7)

Neal Scaggs               President of Logan              63           9/8/98             9,345            less than 1%
                          Auto Parts, Inc.



All directors and                                                                        761,942              14.6%
executive
officers as
a group (8 in
number including
the above-named
persons)

---------------

(1) Except where otherwise indicated, this principal occupation or employment has continued during the past five years.

(2) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(3) Mr. Adkins has held this position since November 18, 1995. Prior to that time he was President of KYOWVA Corrugated, Inc. (corrugated box manufacturer).

(4) Mr. Daniel became Vice President of the Company April 11, 1995 and Assistant Secretary on January 19, 1996. Mr. Daniel has served as President of Georgetown Bank and Trust Company since April,1992.

(5) Mr. Kelly became Chief Executive Officer of the Company on January 19, 1996 and President of the Company on February 14, 1995. Mr. Kelly has been a director of Cambridge Financial Services, Inc., Iselin, New Jersey, a financial advisory and management consulting firm, since 1992. Prior to 1992, Mr. Kelly was an independent consultant providing financial advice to financial institutions, individuals and industrial corporations. From 1983 until December 1994, Mr. Kelly also served as a director of Bank One West Virginia, N.A. (and its predecessor, Key Centurion Bancshares, Inc.) and served as Chairman of that corporation's audit committee.

(6) Mr. Pugh assumed the positions of Executive Vice President and Treasurer on January 19, 1996. Prior to January 19, 1996, Mr. Pugh was Chief Executive Officer of the Company and prior to February 14, 1995, also its President.

(7) Mr. Reynolds serves as the Company's Chairman of the Board. From 1985 to November, 1993 Mr. Reynolds also served as Chairman of the Board of Directors of Bank One West Virginia, N.A. (and its predecessor, Key Centurion Bancshares, Inc.).

(8) Includes 18,800 shares that the individual has the right to acquire pursuant to a currently exercisable stock option for 16,800 shares at an exercise price of $13 per share and 2,000 shares at an exercisable price of $16.50 per share.

(9) Includes 18,000 shares that the individual has the right to acquire pursuant to a currently exercisable stock option for 16,800 shares at an exercise price of $13 per share and 1,200 shares at $16.50 per share.

     THE COMPANY BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE COMPANY'S NOMINEES FOR ELECTION AS A DIRECTOR.

     The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

     The Board of Directors considers nominations of candidates for election as directors. The Company's bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that only persons who are nominated by, or at the direction of, the Board of Directors, or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. Under the Shareholder Notice Procedure, to be timely, notice of shareholder nominations to be made at an annual or special meeting must be received by the Company not less than 14 days nor more than 50 days prior to the scheduled date of the meeting (or, if less than 21 days' notice of the date of the meeting is given, the 7th day following the day such notice was given).

     Under the Shareholder Notice Procedure, a shareholder's notice to the Company proposing to nominate a person for election as a director must contain certain information, including, without limitation, the identity and address of the nominating shareholder, the number of shares of Common Stock that are owned by such shareholder and the name and address of the proposed nominee. If the Chairman of the Board or other officer presiding at a meeting determines that a person was not nominated in accordance with the Shareholder Notice Procedure, such person will not be eligible for election as a director.

     By requiring advance notice of nominations by shareholders, the Shareholder Notice Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications.

              CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

     Directors of the Company who are not full-time employees of the Company or any subsidiary are paid $500 for each meeting of the Board attended. During 1998, there were a total of four meetings of the Company's Board of Directors. The Audit Committee of the Board consists of the following three non-employee directors: Toney K. Adkins, E.V. Holder, Jr. and Wilbur M. Jenkins. The Compensation Committee of the Board consists of Marshall T. Reynolds and Wilbur M. Jenkins. The Board of Directors of the Company has not established a Nominating Committee.

     The Company's Chairman of the Board, Marshall T. Reynolds, serves as a director of the following publicly held companies or banks whose shares are registered under the Exchange Act: Abigail Adams Bancorp,

Inc., Washington, D.C.; Champion Industries, Inc., Huntington, West Virginia; and First Guaranty Bank, Hammond, Louisiana.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 1998, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers and directors were complied with.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names and ages of all executive officers of the Company and their positions.


    Name                               Age                    Position
    ----                               ----                   --------
   Gardner E. Daniel                    63             Senior Vice President
                                                       and Assistant
                                                       Secretary of the
                                                       Company; President
                                                       and Chief Executive
                                                       Officer of
                                                       Georgetown Bank and
                                                       Trust Company,
                                                       Georgetown, Kentucky,
                                                       and Citizens Bank,
                                                       Sharpsburg, Kentucky

   E.V. Holder, Jr.                     66             Secretary

   J. Howell Kelly                      53             President and Chief
                                                       Executive Officer

   Benjamin T. Pugh                     50             Executive Vice
                                                       President and
                                                       Treasurer; President
                                                       and Chief Executive
                                                       Officer of Citizens
                                                       Bank and Trust
                                                       Company, Vanceburg,
                                                       Kentucky, and Bank of
                                                       Germantown,
                                                       Germantown, Kentucky,
                                                       and Chairman of



                                                       Premier Data
                                                       Services, Inc.

   Marshall T. Reynolds                 62             Chairman of the Board

     For additional information about these executive officers, see "ELECTION OF DIRECTORS."

----------------


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes compensation earned in 1998, 1997 and 1996 by the Company's Chief Executive Officer and certain of the Company's other executive officers who earned a salary and/or bonus in 1998 that exceeded $100,000. In accordance with rules of the Securities and Exchange Commission, the compensation of the Company's other executive officers is not required to be disclosed because none of these executive officers earned a salary and/or bonus in 1998 that exceeded $100,000.


                                                     ANNUAL COMPENSATION                 LONG TERM
                                                                                        COMPENSATION
                                                     -------------------                ------------
                                                                           OTHER                               ALL OTHER
                                                                           ANNUAL         SECURITIES         COMPENSATION
NAME AND PRINCIPAL              YEAR       SALARY ($)       BONUS       COMPENSATION      UNDERLYING              ($)
POSITION                                                     ($)            ($)           OPTIONS(#)              (1)
-------------------------       ----       ----------      -------      ------------      ----------         -------------
J. Howell Kelly                 1998        140,362        75,000          14,633            5,000               5,716
  President &                   1997        124,793        50,000          17,287           -------              2,129
  CEO(2)                        1996        110,807        36,000          16,116           21,000               9,105

Benjamin T. Pugh                1998        105,000        55,000          1,800             3,000               5,300
  Executive                     1997        100,115        40,000          1,700            ------               1,923
  President(3)                  1996         90,536        36,000          3,450            21,000               7,901

Gardner E. Daniel               1998         100,00        45,000          5,763             3,000               6,577
  Senior                        1997         96,893        20,000          5,751            ------               1,952
  Vice President(4)             1996         87,715        15,000          3,600            ------               6,414

===============================================================================

----------------

(1)  Employer contributions to the Company's Profit Sharing Plan.

(2) Mr. Kelly became President and Chief Executive officer on February 14, 1995. Other annual compensation includes $13,500 in director's fees paid by bank subsidiaries of the company and personal use of a Company automobile valued at $1,133.

(3) Salary and bonus amounts for all years were paid by the Company's subsidiary, Citizens Deposit Bank and Trust Company, for services rendered by Mr. Pugh as President and Chief Executive Officer of that bank subsidiary. Other annual compensation includes director's fees paid by bank subsidiaries of the Company.

(4) Salary and bonus amounts for all years were paid by the Company's subsidiary, Georgetown Bank & Trust Company, for services rendered by Mr. Daniel as President and Chief Executive Officer of that bank subsidiary. Other annual compensation includes director's fees paid by bank subsidiaries of the Company and personal use of an automobile owned by a bank subsidiary valued at $2,163.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                VALUE OF
                                                                              # OF            UNEXERCISED
                                             SHARES                         SECURITIES           IN-THE-
                                            ACQUIRED                        UNDERLYING           MONEY
                                               ON            VALUE         UNEXERCISED         OPTIONS AT
                                            EXERCISE       REALIZED         OPTIONS FY-          FY-END
NAME                                          (#)             ($)           END (#)(1)           ($)(4)
----                                        --------       ---------        ----------         ----------
J. Howell Kelly (1)                           -----          -----            26,000              73,500
Benjamin T. Pugh (2)                          -----          -----            24,000              73,500
Gardner E. Daniel (3)                         -----          -----             3,000               1,800

------------

(1) Options covering 6,150 of these shares were unexercisable at fiscal year-end.

(2) Options covering 4,950 of these shares were unexercisable at fiscal year-end.

(3) Options covering 1,800 of these shares were unexercisable at fiscal year-end.

(4) The value of each unexercised in-the-money stock option is equal to the difference between $16.50 (the closing price of the Common Stock on December 31, 1998) and the exercise price of the stock option.

                             STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder return on the Common Stock since May 16, 1996 (the date on which the Common Stock began trading in an established market) with the cumulative total returns of both a broad equity market index and a published industry index. The broad equity market index chosen was Standard & Poors 500 and the published industry indices chosen were the SNL (under $500M) Bank Asset-Size Index and the SNL ($500M-$1B) Bank Asset-Size Index. The graph reflects historical performance only, which is not indicative of possible future performance of the Common Stock.

                                [GRAPH]

-----------------------------------------------------------------------------
                         PREMIER FINANCIAL BANCORP, INC.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
  Index                    TOTAL RETURN PERFORMANCE
  Value
   225 -----------------------------------------------------------------
         - - Premier Financial Bancorp, Inc.
         - - S&P 500
   200 -----------------------------------------------------------------
         - - SNL LESS THAN $500M Bank Asset-Size Index
         - - SNL LESS THAN $500M- $1B Bank Asset-Size Index
   175 -----------------------------------------------------------------


   150 -----------------------------------------------------------------


   125 -----------------------------------------------------------------


   100 -----------------------------------------------------------------


    75 -----------------------------------------------------------------

     5/17/96   6/30/96   12/31/96  6/30/97  12/31/97   6/30/98  12/31/98


-------------------------------------------------------------------------------


                                                            PERIOD ENDING
                                           -----------------------------------------------------------------
INDEX                                        5/17/96  6/30/96  12/31/96  6/30/97 12/31/97  6/30/98 12/31/98
------------------------------------------------------------------------------------------------------------
Premier Financial Bancorp, Inc.               100.00    98.20    103.84   129.97   190.88    157.76   136.31
S&P 500                                       100.00   100.48    112.14   135.25   149.56    176.06   192.30
SNL LESS THAN $500M Bank Asset-Size Index     100.00   101.56    118.07   146.56   201.28    215.48   183.78
SNL $500M-$1B Bank Asset-Size Index           100.00    98.77    116.36   141.73   189.15    209.44   185.98

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's subsidiaries have made, and expect to make in the future to the extent permitted by applicable federal and state banking laws, bank loans in the ordinary course of business to directors and officers of the Company and its subsidiaries, and their affiliates and associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Company, such loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, the Company's banking subsidiaries have engaged, and in the future may engage, in transactions with such persons and their affiliates and associates as a depositary of funds, transfer agent, registrar, fiduciary and provider of other similar services.

     In June, 1995, the Company made a $1,000,000 investment in First Guaranty Bank, Hammond, Louisiana ("First Guaranty"), a commercial bank in which the Company's Chairman of the Board, Marshall T. Reynolds, beneficially owns 41.4% of that bank's outstanding common stock. Mr. Reynolds also serves as a director of First Guaranty. The Company's investment in First Guaranty was made through the purchase of 1,000 shares of Series B Preferred Stock (the "Series B Stock"), which is non-voting, is not convertible into common stock of First Guaranty, and has a non-cumulative quarterly dividend preference (on a parity with Series A Preferred Stock) in a per annum amount equal to two percent in excess of "prime rate" (as published in THE WALL STREET JOURNAL during the quarter for which any dividend on common stock of First Guaranty is paid). The Company has received a quarterly dividend in the full amount of the dividend preference for each quarter during which the Series B Stock has been held by it. The Company's purchase of the Series B Stock was funded through a credit facility with an unaffiliated commercial bank lender. Under that credit facility, the Company pays interest on the outstanding principal balance at an annual rate equal to that lender's prime rate. In January, 1996, the Company acquired an additional 1,000 shares of Series B Stock (and in connection therewith received a $50,000 cash payment from First Guaranty) in consideration of its exchanging 1,000 shares of Series A Preferred Stock of First Guaranty purchased by the Company at an aggregate cost of $1,000,000 in September, 1994. The purchase of the Series A Preferred Stock was financed under the same credit facility described above that was used to purchase the Series B Stock in 1995. The Company determined that it was in its best interests to exchange its Series A Preferred Stock for additional Series B Stock because (i) it no longer viewed any conversion of the Series A Preferred Stock for common stock of First Guaranty as a viable opportunity in view of the Company's strategic growth plans, and it regarded as attractive the $50,000 payment offered by First Guaranty to encourage the Company to exchange the Series A Preferred Stock, thereby eliminating the Company's ability to convert such stock into common stock, and (ii) it determined that an increase in the dividend preference to two percent in excess of prime rate (which preference the Series B Stock has), as opposed to one percent in excess of prime rate (which preference the series A Preferred Stock has), provided a more favorable yield on a tax equivalent basis in view of the Company's strategic growth plans and its determination that any conversion of Series A Preferred Stock was not a likely event in the foreseeable future. Mr. Reynolds was not Chairman of the Board or a director of the Company at the times when the Company's Board of Directors determined to purchase the Series B Stock or acquire additional Series B Stock in exchange for its Series A Preferred Stock in First Guaranty.

     During the years ended December 31, 1998, 1997 and 1996, the Company or its subsidiaries have paid approximately $369,000, $211,000 and $241,000, respectively, for commercial printing services and office supplies from Champion Industries, Inc., Huntington, West Virginia, of which the Company's Chairman of the Board, Marshall T. Reynolds, is its President and Chief Executive Officer and a principal shareholder. The Company or its subsidiaries have also paid to Champion Industries, Inc. approximately $649,000, $339,000 and $317,000 in 1998, 1997 and 1996, respectively, to permit employees of the Company and its subsidiaries to participate in that other corporation's medical benefit plan.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                                (ITEM 2 ON PROXY)

     The Company has appointed Crowe, Chizek and Company, LLP ("Crowe Chizek"), Lexington, Kentucky, as the Company's independent accountants for the fiscal year ending December 31, 1999. Services provided to the Company and its subsidiaries by Crowe Chizek with respect to the fiscal year ended December 31, 1998 included the examination of the Company's consolidated financial statements and consultations on various tax matters. Representatives of Crowe Chizek will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire. In the event shareholders do not ratify the selection of Crowe Chizek as the Company's independent accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 1999 FISCAL YEAR.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the Year 2000 Annual Meeting of Shareholders must be received by the Company by January 11, 2000 in order to be considered for inclusion in the Proxy Statement for the year 2000 Annual Meeting of Shareholders.

                                  OTHER MATTERS

     The only matters to be considered at the meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Annual Meeting of Shareholders and routine matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the Board of Directors intends that the persons named in the accompanying proxy form, or their substitutes, will vote the shares represented by such proxy form in accordance with their best judgment on such matters.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting will be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

                                       By Order of the Board of Directors,


                                       E.V. HOLDER, JR.
                                       Secretary

Georgetown, Kentucky
May 10, 1999

                         PREMIER FINANCIAL BANCORP, INC.
                              GEORGETOWN, KENTUCKY

                  PROXY FOR 1999 ANNUAL MEETING OF SHAREHOLDERS
                (PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY)

The undersigned shareholder of PREMIER FINANCIAL BANCORP, INC. ("Company"), Georgetown, Kentucky, does hereby nominate, constitute and appoint

                      J. HOWELL KELLY AND BENJAMIN T. PUGH

or either of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies) with full power of substitution, for me and in my name, place and stead, to vote all of the Common Stock of the Company standing in my name on its books at the close of business on April 27, 1999 at the Annual Meeting of Shareholders to be held at the Company's principal office on June 8, 1999 at 10:30 a.m. (EDT), and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

         1. ELECTION OF DIRECTORS. To elect as directors the following eight (8) nominees:

                  Toney K. Adkins, Gardner E. Daniel, E.V. Holder, Jr., Wilbur M. Jenkins, J. Howell Kelly, Benjamin
                  T. Pugh, Marshall T. Reynolds and Neal Scaggs

                  FOR all nominees except as otherwise
/   /             indicated below


                  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINES BELOW.)

=================================================================


                  WITHHOLD AUTHORITY to vote for all nominees  /__ /

         2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of Crowe, Chizek and Company, LLP. as the Company's independent auditors for the fiscal year ending December 31, 1999.

                  FOR  /__ /      AGAINST  /__ /      ABSTAIN  /__ /

         3. OTHER BUSINESS. To transact such other matters as may properly be brought before the Annual Meeting or any adjournment thereof. (The Board of Directors does not know of any such other matters.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED IN
ITEM 1 AND A VOTE "FOR" ITEM 2.

Information regarding the matters to be acted upon at the meeting is contained in the Notice of Annual Meeting of Shareholders and the Proxy Statement accompanying this proxy.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THEN THE ABOVE-NAMED PROXIES, OR ANY ONE OF THEM, WILL VOTE THE SHARES REPRESENTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEM 2, AND IN ACCORDANCE WITH THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

IN WITNESS WHEREOF, I have hereunder set my hand this ____ day of ______________________, 1999.

                                        ---------------------------------------


                                        ---------------------------------------
                                        (Signature of Shareholder(s))

                                        Please sign above exactly as your
                                        name(s) appears on your stock
                                        certificate(s). When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give
                                        full title. If more than one
                                        trustee, all should sign. All joint
                                        owners must sign.

                              --------------------

An addressed, postage prepaid envelope is enclosed for your convenience in promptly returning your proxy to the Company. The prompt return of your proxy will help the Company avoid additional costs in soliciting proxies.

                              --------------------


                                        2